Exhibit 99.1

NEWS RELEASE

Investor Contact: Ben McCarville, Vice President, Director of Investor Relations 920-491-7059 Media Contact: Andrea Kozek, Vice President, Public Relations Senior Manager 920-491-7518

Associated Announces Annual Meeting Results and Dividends

GREEN BAY, Wis. –– April 29, 2025 –– Associated Banc-Corp (NYSE:ASB) (“Associated”) today announced the results of the actions taken at its 2025 Annual Meeting of Shareholders.

Annual Meeting Results

The following directors were elected:

-	John (Jay) B. Williams, chairman, Associated Banc-Corp, and chairman, Church Mutual Insurance Company
-	Andrew J. Harmening, president and chief executive officer, Associated Banc-Corp
-	R. Jay Gerken, director of 90 mutual funds associated with AllianceBernstein
-	Judith P. Greffin, former chief investment officer, Allstate Corporation
-	Michael J. Haddad, chair of the board of directors, Schreiber Foods, Inc.
-	Robert A. Jeffe, senior operating partner, BlackWatch
-	Rodney Jones-Tyson, global chief human resources officer, Baird Financial Group
-	Eileen A. Kamerick, adjunct professor of law and consultant
-	Gale E. Klappa, executive chairman, WEC Energy Group
-	Kristen M. Ludgate, strategic advisor at HP Inc.
-	Cory L. Nettles, founder and managing director, Generation Growth Capital, Inc.
-	Owen J. Sullivan, former president and chief operating officer of the former NCR Corporation
-	Karen T. van Lith, founder and CEO of APEL Worldwide, LLC

Shareholders also (1) approved the Associated Banc-Corp 2025 Equity Incentive Plan, (2) approved named executive officer compensation, and (3) ratified the selection of KPMG LLP as Associated’s independent accounting firm for 2025.

Dividends Declared

The Associated Board of Directors declared a regular quarterly cash dividend of $0.23 per common share, payable on June 16, 2025, to shareholders of record at the close of business on June 2, 2025.

The Board of Directors also declared a regular quarterly cash dividend of $0.3671875 per depositary share on Associated’s 5.875% Series E Perpetual Preferred Stock, payable on June 16, 2025, to shareholders of record at the close of business on June 2, 2025.

The Board of Directors also declared a regular quarterly cash dividend of $0.3515625 per depositary share on Associated’s 5.625% Series F Perpetual Preferred Stock, payable on June 16, 2025, to shareholders of record at the close of business on June 2, 2025.

ABOUT ASSOCIATED BANC-CORP

Associated Banc-Corp (NYSE: ASB) has total assets of $43 billion and is the largest bank holding company based in Wisconsin. Headquartered in Green Bay, Wisconsin, Associated is a leading Midwest banking franchise, offering a full range of financial products and services from nearly 200 banking locations serving more than 100 communities throughout Wisconsin, Illinois, Minnesota and Missouri. The Company also operates loan production offices in Indiana, Kansas, Michigan, New York, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

FORWARD-LOOKING STATEMENTS

Statements made in this release which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “intend,” "target,” “outlook,” “project,” “guidance,” “forecast,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference.